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                                                                    EXHIBIT 23.3


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Rule 462(b) Registration Statement of Team Rental Group, Inc. of our report dated April 12, 1996 appearing in Amendment No. 2 to Registration Statement No. 333-21691 on Form S-1.




DELOITTE & TOUCHE LLP
Indianapolis, Indiana

April 23, 1997